November 6, 2013 3rd Quarter 2013 Earnings Results and Outlook Exhibit 99.3

UNS Energy Safe Harbor Safe Harbor and Non-GAAP Measures • This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP's generating plants; and other factors listed in UNS Energy's Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UNS Energy. • This document and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. • Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non- GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company's management believes that these non- GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company's operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods. • Please refer to Exhibit 99.2 of the 8-K filed on November 6, 2013, for a reconciliation of non-GAAP measures with the most comparable GAAP measure. 1

$1.21 $1.62 $0.42 $0.01 ($0.06) $0.04 ($0.05) $0.03 $0.02 3rd Quarter UNS Energy Earnings Walk 2 3rd Quarter 2012 UNS Consolidated Diluted EPS 3rd Quarter 2013 UNS Consolidated Diluted EPS 2012 Springerville 3 Outage(2) Other TEP Capital Lease Interest Expense UES Change in Net Income (1) Please refer to Exhibit 99.2 for a reconciliation of non-GAAP measures. (2) Third quarter 2012 results include a $1.1 million after-tax loss related to an unplanned outage Springerville Unit 3, which TEP operates on behalf of another party. TEP Retail Margin(1) TEP LT Wholesale Margin(1) TEP Base O&M(1)

$2.03 $2.72 $0.47 $0.03 $0.08 $0.04 $0.03 $0.09 $0.22 $0.03 YTD Sept. 30 UNS Energy Earnings Walk 3 (1) Please refer to Exhibit 99.2 for a reconciliation of non-GAAP measures. (2) As part of the 2013 TEP Rate Order, TEP recorded: an $11 million tax benefit related to a regulatory asset in June 2013 to recover previously recorded income tax expense through future rates; and a one-time charge of $3 million to fuel and purchased energy expense. (3) YTD 2012 results include a $1.1 million after-tax loss related to an unplanned outage at Springerville Unit 3, which TEP operates on behalf of another party. YTD Sep. 30, 2012 UNS Consolidated Diluted EPS TEP Retail Margin(1) TEP LT Wholesale Margin(1) YTD Sep. 30, 2013 UNS Consolidated Diluted EPS TEP Base O&M(1) 2013 TEP Rate Case Items(2) 2012 Springerville 3 Outage(3) TEP LT Debt Interest Expense TEP Property Taxes TEP Capital Lease Interest Expense

2013 Earnings Guidance Assumptions 2013 Earnings Guidance $2.95 - $3.10 per diluted share • Excluding rate case-related adjustments, range would be $2.73 - $2.88 • UNS consolidated Base O&M of $282 million • TEP rate order effective July 1, 2013 • Non-fuel base rate increase • Lower depreciation rates • Certain costs shifted from O&M to the PPFAC • Improvement in TEP’s long-term wholesale margin • Lower capital lease interest expense 4

$271 $269 - $271 $11 $19 2013E 2014E UNS Consolidated Base O&M ($ millions) Base O&M - Excl. Outages Planned Outage Expense UNS Consolidated Base O&M 5 $282M $288M-$290M

2014 Earnings Guidance Assumptions 2014 Earnings Guidance $3.15 - $3.45 per diluted share • Flat retail sales on a weather normalized basis at TEP • Full year benefit of TEP non-fuel base rate increase • Adjustor mechanisms at TEP and UNS Electric • Consolidated Base O&M of $288 - $290 million • Declining capital lease expense • UNS Electric rate increase effective Jan. 1 6

Financing Assumptions and Timeline • Close the following purchases – Gila River Unit 3 by end of 2014 – Springerville Unit 1 by Jan. 2015 – Springerville coal handling facilities by April 2015 • Financing Assumptions: Q2 2014 – Q2 2015 – Issue up to $150 million of equity – New long-term debt financing of up to $350 million • Up to $250 million at TEP – UNS Energy cumulative capital expenditures to exceed $1 billion in 2014-2015 7

2015 Earnings Outlook Assumptions 2015 Earnings Outlook: Approximately 4% diluted earnings per share growth from 2014 midpoint • Full year effect of Springerville Unit 1 and Gila River transactions • 0.5% - 1.0% retail sales growth at TEP • Adjustor mechanisms at TEP and UNS Electric • UNS Energy Consolidated Base O&M growth of 2% • Higher depreciation expense related to ongoing utility investments • Declining capital lease expense • Projected ACC jurisdictional rate base of ~$2.0 billion 8

UNS Energy Earnings Guidance Assumptions 9 UNS Energy - Consolidated 2013E 2014E 2015E* Base O&M $282 million $288 - $290 million +2% Depreciation Expense $162 million $168 - $170 million $180 - $185 million Interest Expense on L-T Debt (excluding capital leases) $64 million $64 - $65 million $80 - $82 million Effective Income Tax Rate ~37% ~37% ~36% Avg. Diluted Shares Outstanding ~42 million Issue up to 3 million shares * 2015 assumes Springerville Unit 1 and Gila River transactions are completed on or before Jan. 1, 2015, and the purchase of Springerville Coal Handling Facilities Lease in Apr. 2015.

TEP Earnings Guidance Assumptions 10 TEP 2013E 2014E 2015E* Est. Weather Normalized Retail Sales 9,118 GWh + 0% + 0.5 – 1.0% Retail Customer Growth 0.7% ~1.0% ~1.0% Retail Margin $585 - $587 million $610 - $615 million + 0.5 – 1.0% LFCR Revenues Subject to Recovery $2 - $4 million $6 - $8 million $8 - $10 million Long-Term Wholesale Margin Revenues $7 million $7 million $7 - $10 million Estimated On-Peak Wholesale Power Prices $36 / MWh $37 / MWh $39 / MWh Wholesale Transmission Revenues $14 million $13 - $15 million $13 - $15 million Pre-Tax Return on Utility-Owned Solar Investments $2 million $1 million $4 - $5 million Capital Lease Amortization Expense $15 million $16 million $6 million Capital Lease Interest Expense $ 25 million $10 million $4 million * 2015 assumes Springerville Unit 1 and Gila River transactions are completed on or before Jan. 1, 2015, and the purchase of Springerville Coal Handling Facilities Lease in Apr. 2015.

2014-2015 Annual Earnings Sensitivities 11 2014-2015 Annual Sensitivities Pre-Tax (millions) After-Tax (millions) Per Diluted Share 1% Change in TEP Retail Energy Sales $6.0 $3.6 +/-$0.08 $5 / MWh Change in Wholesale Power Prices – Salt River Project Contract $2.5 $1.6 +/- $0.03 1% Change in UNS Consolidated Base O&M $2.8 $1.8 +/- $0.04 1% Increase in Rate on TEP's Un-hedged Long-Term Variable Rate Debt ($215 million outstanding at 9/30/13 of which $50 million is hedged) ($1.7) ($1.0) ($0.02)